Exhibit 10.1

UP TO $50,000,000 plus additional up to 19,947,334 shares

EQUITY DISTRIBUTION AGREEMENT

January 22, 2015

Net Element, Inc.

3363 NE 163rd St., Suite 705

North Miami Beach, FL 33160

Ladies and Gentlemen:

This agreement will confirm our understanding that Net Element, Inc., a Delaware corporation (the “Company”), and Revere Securities, LLC, a Delaware limited liability company (“Revere”), have agreed as follows:

1.            Issuance and Sale of Securities. The Company agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it will issue and sell through Revere, acting as sales agent, shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), preferred stock, warrants, units or subscription Rights, having an aggregate offering price of up to $50,000,000 and up to 19,947,334 million shares of the Company’s Common Stock that certain selling securityholders may offer and sell, from time to time (collectively, the “Securities”). The Securities will be sold on the terms set forth herein at such times and in such amounts as the Company shall notify Revere from time to time. In no event will the Company issue or sell securities under this agreement with a value exceeding more than one-third of its public float in any 12 month period where the public float remains below $75,000,000. At no time will the Company issue shares of common stock (whether upon conversion or exercise of warrants, preferred stock, units or subscription rights) if such transaction would result in the issuance of more than 19.999% of the amount of common stock of the Company issued and outstanding unless (i) the Company’s stockholders shall have approved the issuance of shares of common stock in excess of 20%, or (ii) NASDAQ has provided a waiver of Listing Rule 5635(d). The issuance and sale of the Securities through Revere will be effected pursuant to the Registration Statement (as defined below) filed by the Company and declared effective by the Securities and Exchange Commission (the “Commission”).

2.            Placements.

(a)	Placement Notice. Each time that the Company or certain selling securityholders wish to issue and sell Shares hereunder (each, a “Placement”), the Company (on its own behalf and/or on behalf of such selling securityholders) it will notify Revere by e-mail notice (or other method mutually agreed to in writing by the parties) containing the parameters within which it desires to sell the Securities, which shall at a minimum include the number of Securities (“Placement Securities”) to be issued, the time period during which sales are requested to be made, any limitation on the number of Securities that may be sold in any one day and any minimum price below which sales may not be made (a “Placement Notice”), a form of which shall be mutually agreed upon by the Company and Revere and set forth on Schedule 1. The Placement Notice shall originate from any of the individuals (each an “Authorized Representative”) from the Company set forth on Schedule 2 (with a copy to each of the other individuals from the Company listed on such schedule), and shall be addressed to each of the individuals from Revere set forth on Schedule 2 attached hereto, as such Schedule 2 may be amended from time to time. The Placement Notice shall be effective upon confirmation by Revere unless and until (i) Revere declines to accept the terms contained therein for any reason, in its sole discretion, in accordance with the notice requirements set forth in Section 4, (ii) the entire amount of the Placement Securities have been sold, (iii) the Company suspends or terminates the Placement Notice in accordance with the notice requirements set forth in Section 4, (iv) the Company issues a subsequent Placement Notice with parameters superseding those on the earlier dated Placement Notice, or (v) the Agreement has been terminated under the provisions of Section 12.
1

(b)	Placement Fee. The amount of compensation to be paid by the Company to Revere with respect to each Placement (in addition to any expense reimbursement pursuant to Section 7(i)(ii)) shall be equal to 5.00% of gross proceeds from each Placement. Such placement fee shall be the sole fee, commission and remuneration payable by the Company hereunder, and in no event shall the Company be obligated to pay any fee, commission or any other payment to any other agent, co-agent, co-broker or any party in connection with any Securities or any Placements. For avoidance of doubt, Revere shall be solely liable for any commissions, fees, expenses or any other obligations to any co-broker, underwriter, agent or any other party that Revere uses or contacts. For the sake of clarity, no fee, commission or any other remuneration shall be payable in connection with any issuance of Securities to any persons that are not introduced to the Company by Revere (collectively, the “Carve-Out Investors”), whether or not any such issuance occurs during the term of this Agreement.

(c)	No Obligation. It is expressly acknowledged and agreed that neither the Company nor Revere will have any obligation whatsoever with respect to a Placement or any Placement Securities unless and until the Company delivers a Placement Notice to Revere, and then only upon the terms specified therein and herein. It is also expressly acknowledged that Revere will be under no obligation to purchase Securities on a principal basis. In the event of a conflict between the terms of this Agreement and the terms of a Placement Notice, the terms of the Placement Notice control.

3.            Sale of Placement Securities by Revere. Subject to the terms and conditions of this Agreement, upon the Company’s issuance of a Placement Notice, and unless the sale of the Placement Securities described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this Agreement, Revere will use its best efforts consistent with its normal trading and sales practices to sell on behalf of the Company and as agent, such Placement Securities up to the amount specified, and otherwise in accordance with the terms of such Placement Notice. The Company acknowledges that Revere will conduct the sale of Placement Securities in compliance with applicable law including, without limitation, Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that such compliance may include a delay in commencement of sales efforts after receipt of a Placement Notice. Revere will provide written confirmation to the Company no later than the opening of the Trading Day next following the Trading Day on which they have made sales of Placement Securities hereunder setting forth the number of Placement Securities sold on such day, the compensation payable by the Company to Revere with respect to such sales, and the Net Proceeds (as defined below) payable to the Company. Revere may sell Placement Securities by any method permitted by law deemed to be an “at the market” offering under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), including without limitation sales made directly on The NASDAQ Capital Market (the “Principal Trading Market”), on any other existing trading market for the Common Stock or to or through a market maker. Notwithstanding anything to the contrary set forth in this Agreement or a Placement Notice, the Company acknowledges and agrees that (i) there can be no assurance that Revere will be successful in selling any Placement Securities or as to the price at which any Placement Securities are sold, if at all, and (ii) Revere will incur no liability or obligation to the Company or any other person or entity if they do not sell Placement Securities for any reason other than a failure by Revere to use its best efforts consistent with its normal trading and sales practices to sell on behalf of the Company and as agent such Placement Securities as provided under this Section 3. For the purposes hereof, “Trading Day” means any day on which the Principal Trading Market is open for trading.

4.            Suspension of Sales. The Company or Revere may, upon notice to the other party in writing, by telephone (confirmed immediately by verifiable facsimile transmission) or by e-mail notice (or other method mutually agreed to in writing by the parties), suspend any sale of Placement Securities; provided, however, that such suspension shall not affect or impair either party’s obligations with respect to any Placement Securities sold hereunder prior to the receipt of such notice. The Company agrees that no such notice shall be effective against Revere unless it is made to one of the individuals named on Schedule 2 hereto, as such Schedule may be amended by the Company from time to time.

2

5.            Settlement.

(a)	Settlement of Placement Securities. Unless otherwise specified in the applicable Placement Notice, settlement for sales of Placement Securities will occur on the third (3rd) Business Day (or such earlier day as is agreed by the parties to be industry practice for regular-way trading) following the date on which such sales are made (each a “Settlement Date”). The amount of proceeds to be delivered to the Company on a Settlement Date against the receipt of the Placement Securities sold (“Net Proceeds”) will be equal to the aggregate sales price at which such Placement Securities were sold, after deduction for (i) the commission payable by the Company to Revere, subject to the terms of this Agreement, pursuant to Section 2(b) hereof, (ii) any expenses of Revere due and payable by the Company to Revere hereunder pursuant to Section 7(i)(ii) hereof and (iii) any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales which have been advanced by Revere.

(b)	Delivery of Securities. On each Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Placement Securities being sold by crediting Revere’s accounts or its designee’s account at The Depository Trust Company through its Deposit Withdrawal Agent Commission System or by such other means of delivery as may be mutually agreed upon by the parties hereto and, upon receipt of such Placement Securities, which in all cases shall be freely tradeable, transferable, registered Securities in good deliverable form, Revere will, on each Settlement Date, deliver the related Net Proceeds in same day funds delivered to an account designated by the Company prior to the Settlement Date. If the Company defaults in its obligation to deliver Placement Securities on a Settlement Date, the Company agrees that in addition to and in no way limiting the rights and obligations set forth in Section 10 hereto, it will (i) hold Revere harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and (ii) pay to Revere any commission, discount, or other compensation to which it would otherwise have been entitled absent such default.

6.            Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, Revere that:

(a)	Registration Statement and Prospectus. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act. The Company filed current Form 10 information with the Commission over 12 months ago and has filed all reports and other materials required to be filed by Section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months (other than certain Form 8-K reports) (the “Commission Documents”). The Common Stock is currently quoted on the Principal Trading Market under the trading symbol “NETE.” The Company and the transactions contemplated hereby meet the requirements for use of Form S-3 under the Securities Act and the rules and regulations thereunder (“Rules and Regulations”), including but not limited to the transaction requirements for an offering made by the issuer set forth in Instruction I.B.1 to Form S-3. The Company has prepared and filed with the Commission a registration statement on Form S-3 (File Number 333-199432) with respect to the Securities to be offered and sold by the Company pursuant to this Agreement. Such registration statement, at any given time, including the amendments thereto to such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act at such time and the documents otherwise deemed to be a part thereof or included therein by the rules and regulations under the Securities Act, is herein called the “Registration Statement.” The Registration Statement at the time it originally became effective is herein called the “Original Registration Statement.” The Registration Statement, including the base prospectus contained therein (the “Base Prospectus”) was prepared by the Company in conformity with the requirements of the Securities Act and all applicable Rules and Regulations. One or more prospectus supplements (the “Prospectus Supplements,” and together with the Base Prospectus and any amendment thereto and all documents incorporated therein by reference, the “Prospectus”) have been or will be prepared by the Company in conformity with the requirements of the Securities Act and all applicable Rules and Regulations and have been or will be filed with the Commission in the manner and time frame required by the Securities Act and the Rules and Regulations. Any amendment or supplement to the Registration Statement or Prospectus required by this Agreement will be so prepared and filed by the Company and, as applicable, the Company will use commercially reasonable to cause it to become effective as soon as reasonably practicable. No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission. No order preventing or suspending the use of the Base Prospectus, the Prospectus Supplement, the Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission. Copies of all filings made by the Company under the Securities Act and all Commission Documents that were filed with the Commission have either been delivered to Revere or made available to Revere on the Commission’s Electronic Data Gathering, Analysis, and Retrieval system (“EDGAR”). Any reference herein to the Registration Statement, the Prospectus, or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated (or deemed to be incorporated) by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For the purposes of this Agreement, the “Applicable Time” means, with respect to any Securities, the time of sale of such Securities pursuant to this Agreement.

3

(b)	No Misstatement or Omission. Each part of the Registration Statement, when such part became or becomes effective, at any deemed effective date pursuant to Rule 430B(f)(2) on the date of filing thereof with the Commission and at each Applicable Time and Settlement Date, and the Prospectus, on the date of filing thereof with the Commission and at each Applicable Time and Settlement Date, conformed or will conform in all material respects with the requirements of the Securities Act and the Rules and Regulations; each part of the Registration Statement, when such part became or becomes effective, did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, on the date of filing thereof with the Commission, and the Prospectus and the applicable Issuer Free Writing Prospectus(es) issued at or prior to such Applicable Time, taken together (collectively, and with respect to any Shares, together with the public offering price of such Shares, the “Disclosure Package”) and at each Applicable Time and Settlement Date, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements or omissions in any such document made in reliance on information furnished in writing to the Company by Revere expressly stating that such information is intended for use in the Registration Statement, the Prospectus, or any amendment or supplement thereto.

(c)	Conformity with Securities Act and Exchange Act. The documents incorporated by reference in the Registration Statement or the Prospectus, or any amendment or supplement thereto, when they became effective under the Securities Act or were filed with the Commission under the Exchange Act, as the case may be, conformed in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Registration Statement or the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that this representation and warranty shall not apply to any statements or omissions (a) that have been corrected in a filing that has been incorporated by reference in the Prospectus not less than 24 hours prior to the relevant Applicable Time or (b) made in reliance on information furnished in writing to the Company by Revere expressly stating that such information is intended for use in any such document.

4

(d)	Financial Information. The consolidated financial statements and the related notes thereto and the supporting schedules of the Company and its consolidated subsidiaries, together with the related notes, set forth or incorporated by reference in the Registration Statement, Prospectus and Disclosure Package, have been and will be prepared in accordance with Regulation S-X under the Securities Act and with United States generally accepted accounting principles consistently applied at the times and during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects and will fairly present in all material respects the consolidated statements of operations, stockholders’ equity (in the audited financial statements of the Company) and cash flows of the Company and its consolidated subsidiaries for the periods indicated, subject, in the case of the unaudited statements, to normal, year-end audit adjustments which could not reasonably be expected to be material in the aggregate.

(e)	Organization.

(i)	The Company has been incorporated and is existing as a corporation in good standing under the laws of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Prospectus; and the Company is qualified as a foreign entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure, in the aggregate, to be so qualified and be in good standing would not have a material adverse effect on (i) the consolidated business, operations, assets, properties, financial condition, reputation, prospects or results of operations of the Company and its subsidiaries taken as a whole, (ii) prevent consummation of the transactions contemplated hereby or (iii) prevent the Company from performing its obligations under this Agreement (collectively, a “Material Adverse Effect”).

(ii)	The Company’s subsidiaries have been formed and are existing (and in good standing, where applicable) under the laws of the jurisdiction of its formation has full power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and their Prospectus and are qualified to transact business and are in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified would not have a Material Adverse Effect.

(f)	Subsidiaries. Except for its subsidiaries, the Company owns no beneficial interest, directly or indirectly, in any corporation, partnership, joint venture, limited liability company or other entity.

(g)	Encumbrances. Except to the security interest (and related Encumbrance) granted to the Company’s and its subsidiaries’ lenders, each of the Company and its subsidiaries has (i) good and marketable title to all of the properties and assets owned by it, free and clear of all liens, charges, claims, security interests or encumbrances (collectively, “Encumbrances”), other than Encumbrances that would not have a Material Adverse Effect, and (ii) possession under all material leases to which it is party as lessee. To Company’s actual knowledge, all leases and contracts to which the Company or its subsidiary is a party are valid and binding and no material default has occurred and is continuing thereunder, and no event or circumstance that with the passage of time or giving of notice, or both, would constitute such a material default has occurred and is continuing, and, to the actual knowledge of the Company, no defaults by the counterparties exist under any such leases or contracts.

5

(h)	No Improper Practices. (i) Neither the Company nor the subsidiaries, nor to the actual knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or its subsidiaries, has, in the past two years, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment; (ii) no relationship, direct or indirect, exists between or among the Company or, to the knowledge of the Company, its subsidiaries or any affiliate of either of them, on the one hand, and the directors, officers and stockholders of the Company or, to the actual knowledge of the Company, on the other hand, that is required by the Securities Act to be described in the Registration Statement and the Prospectus that is not so described; (iii) no relationship, direct or indirect, exists between or among the Company or its subsidiaries or any affiliate of them, on the one hand, and the directors, officers, stockholders or directors of the Company or, to the actual knowledge of the Company, on the other hand, that is required by the rules of the Financial Industry Regulatory Authority (“FINRA”) to be described in the Registration Statement and the Prospectus that is not so described; and (iv) except as described in the Prospectus, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or, to the knowledge of the Company to or for the benefit of any of their respective officers or directors or any of the members of the families of any of them.

(i)	Investment Company Act. Neither the Company nor any its subsidiaries, is now or, after giving effect to the offering and sale of the Shares, will be required to register as an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(j)	Capitalization. The Company has authorized and outstanding capitalization as set forth in the Prospectus under the caption “Capitalization” as of the dates indicated in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and have been issued in compliance with all applicable United States federal and state and all applicable foreign securities laws; and all of the issued shares of capital stock or other equity interests of the Company’s subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable and the shares or other equity interests of such subsidiaries are owned directly or indirectly by the Company and are held free and clear of all Encumbrances. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. Except as may be described in the Registration Statement and the Prospectus, and except with respect to equity awards issued under the Company’s equity incentive plans, there are no outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company.

(k)	The Shares. The Shares have been duly authorized and, when issued, delivered and paid for pursuant to this Agreement, will be validly issued, fully paid and non-assessable, free and clear of all Encumbrances and will be issued in compliance with all applicable United States federal and state and all applicable foreign securities laws; the capital stock of the Company, including the Common Stock, conforms in all material respects to the description thereof contained in the Registration Statement and the Common Stock, including the Placement Securities, will conform to the description thereof contained in the Prospectus as amended or supplemented. Neither the stockholders of the Company, nor any other person or entity have any preemptive rights or rights of first refusal with respect to the Placement Securities or other rights to purchase or receive any of the Placement Securities or any other securities or assets of the Company, and no person has the right, contractual or otherwise, to cause the Company to issue to it, or register pursuant to the Securities Act, any shares of capital stock or other securities or assets of the Company upon the issuance or sale of the Placement Securities.

6

(l)	No Material Changes. Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Disclosure Package, and except as may be otherwise stated or incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package, neither the Company nor any of its subsidiaries has sustained any material loss or interference with the business of the Company and its subsidiaries, taken as a whole, including without limitation, from fire, explosion, flood or other calamity or damage to any asset, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; (i) there have been no transactions entered into by the Company or any of its subsidiaries which are material to the Company and its Subsidiary, considered as a whole, (ii) there has not been any change, development, or event that has caused, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and (iii) since the date of the latest financial statements included or incorporated by reference in the Registration Statement and the Prospectus there has not been any material change, on a consolidated basis, in the authorized capital stock of the Company and its subsidiaries, any material increase in the short-term debt or long-term debt of the Company and its subsidiaries, on a consolidated basis, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any Class of Capital Stock, or any Material Adverse Effect, or any development reasonably likely to cause or result in a Material Adverse Effect.

(m)	Legal Proceedings.

(i)	Except as set forth in the Prospectus (including, for avoidance of doubt, all materials incorporated therein by reference), to the Company’s actual knowledge, there is no overt legal, governmental, administrative or other claim, proceeding, investigation, action, suit or inquiry pending, or, to the actual knowledge of the Company, threatened against or affecting the Company and its subsidiaries or any of their respective material properties or to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject, or against any officer, director or employee of the Company or its subsidiaries in connection with such person’s employment therewith that, in each case, if determined adversely to the Company or its subsidiaries or such officer, director or employee, could individually or in the aggregate have, or reasonably be expected to have, a Material Adverse Effect. Neither the Company nor its subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which could have a Material Adverse Effect.

(ii)	To the Company’s actual knowledge, there are no overt legal, governmental or administrative proceedings, investigations, actions, suits or inquiries or contracts or documents of the Company or its subsidiaries that are required to be described in or filed as exhibits to the Commission Documents, Registration Statement or any of the documents incorporated by reference therein by the Securities Act or the Exchange Act or by the rules and regulations of the Commission thereunder that have not been so described or filed as required by the Securities Act or the Exchange Act and the Rules and Regulations under either of them.

(n)	Authorization; Enforceability.

(i)	The Company has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, to provide the representations, warranties and indemnities under this Agreement and all necessary action has been taken by the Company to authorize the execution, delivery and performance of this Agreement. The Company has in place agreements with the selling shareholders that authorize the Company to direct the sale of shares under this Agreement for the selling shareholders and to receive the proceeds of such shares for the selling shareholders. This Agreement has been authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnification and contribution hereunder may be limited by applicable law and except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether applied in a proceeding in law or equity).

7

(ii)	Executing and delivering this Agreement and the issuance and sale of the Securities and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated herein will not result in (i) a breach or violation of any of the terms and provisions of, or constitute a default under, any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which either of them is bound or to which any of the property of the Company or its subsidiaries is subject, (ii) a violation of the Company’s articles of incorporation or bylaws, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its subsidiaries or any of their properties, (iii) the creation of any material Encumbrance upon any assets of the Company or its subsidiaries or the triggering, solely as a result of the Company’s execution and delivery of this Agreement, of any preemptive or anti-dilution rights or rights of first refusal or first offer, or any similar rights (whether pursuant to a “poison pill” provision or otherwise), on the part of holders of the Company’s securities or any other person or (iv) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority.

(o)	Enforceability of Agreements. All agreements between the Company and third parties expressly referenced in the Prospectus are legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, except to the extent that (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles and (ii) the indemnification provisions of certain agreements may be limited be federal or state securities laws or public policy considerations in respect thereof and except for any unenforceability that, individually or in the aggregate, would not unreasonably be expected to have a Material Adverse Effect.

(p)	No Violations or Default. Neither the Company nor any of its subsidiaries is (i) in violation of any provisions of its articles of incorporation, bylaws or any other governing document as amended and in effect on and as of the date hereof, (ii) in default (and no event has occurred which, with notice or lapse of time or both, would constitute a default) under any indenture, mortgage, deed of trust, loan or credit agreement or any provision of any instrument or contract to which it is a party or by which it is bound that, individually or in the aggregate, could have a Material Adverse Effect or (iii) subject to a Company Repayment Event (as defined below). As used herein, “Company Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment prior to the stated maturity or date of mandatory redemption or repayment thereof of all or a portion of such indebtedness by the Company or its subsidiaries.

(q)	Compliance with Laws. To the Company’s actual knowledge, the Company and its subsidiaries have not violated and are in compliance with all laws, statutes, ordinances, regulations, rules and orders of each foreign, federal, state or local government and any other governmental department or agency having jurisdiction over the Company and the subsidiaries, and any judgment, decision, decree or order of any court or governmental agency, department or authority having jurisdiction over the Company and its subsidiaries, except for such violations or noncompliance which, individually or in the aggregate, would not have a Material Adverse Effect.

8

(r)	Consents and Permits. To the Company’s actual knowledge, the Company and its subsidiaries possess all such licenses, permits, consents, orders, certificates, authorizations, approvals, franchises and rights issued by and have obtained or made all such registrations with the appropriate federal, state, foreign or local regulatory agencies or judicial or governmental bodies that are or will be necessary to conduct their business as described in the Registration Statement and the Prospectus except for licenses, permits, consents, orders, certificates, authorizations, approvals, franchises, rights or registrations, the absence of which, individually or in the aggregate, would not have a Material Adverse Effect; the Company and its subsidiaries have not received any notice of proceedings or investigations relating to the revocation or modification of any such licenses, permits, consents, orders, certificates, authorizations, approvals, franchises, rights or registrations which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect. No consent, approval, authorization, permit, or order of, or filing or registration with, any court or governmental or self-regulatory agency or body is required for the issue and sale of the Shares and the consummation by the Company of the transactions contemplated by this Agreement, except the filing with the Commission of the Registration Statement (including the Prospectus) and amendments and supplements to the Registration Statement and Prospectus related to the issue and sale of the Securities, filings related to the transactions contemplated hereby on Form 8-K and such consents, approvals, authorizations, registrations or qualifications as have already been obtained or made or as may be required under state securities or Blue Sky laws.

(s)	Insurance. On the date hereof, and after the date hereof other than as set forth in the Prospectus, the Company and its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is prudent, reasonable and customary for companies engaged in similar businesses in similar industries; neither the Company nor any of its subsidiaries has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance; all such insurance is outstanding and in full force and effect and neither the Company nor its subsidiaries have received any notice of cancellation or proposed cancellation relating to such insurance.

(t)	Environmental Laws.

(i)	On the date hereof, and after the date hereof other than as set forth in the Prospectus, the Company and its subsidiaries have obtained all environmental permits, licenses and other authorizations required by federal, state, foreign and local law relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), in order to conduct their businesses as described in the Prospectus except where the failure to obtain a particular environmental permit, license, or authorization, has not or could not reasonably be expected to, either individually or in the aggregate, result in a Material Adverse Effect; the Company and its subsidiaries are conducting their businesses in compliance in all material respects with such permits, licenses and authorizations and with applicable environmental laws; and, except as described in the Prospectus, the Company is not in violation of any federal, state, foreign or local law or regulation relating to the storage, handling, disposal, release or transportation of hazardous or toxic materials except for such violations or noncompliance which, individually or in the aggregate, would not have a Material Adverse Effect.

(u)	Independent Public Accountants. BDO USA LLP, which has audited the consolidated balance sheets of the Company as of December 31, 2012 and 2013 and the consolidated statements of income, stockholders’ equity, and cash flows for the years then ended; and Daszkal Bolton LLP reviewed the consolidated interim financial statements of the Company for the three-month period ended March 31, 2014 and June 30, 2014 which are all included in or incorporated by reference in the Registration Statement and the Prospectus, is a registered independent public accounting firm as required by the Securities Act, the Rules and Regulations and the Exchange Act.

(v)	Forward-Looking Statements. No forward looking statement within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act contained in the Commission Documents, the Registration Statement or the Prospectus, has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

9

(w)	Intellectual Property. The Company and its subsidiaries own or possess sufficient legal rights to all patents, trademarks, service marks, tradenames, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for their respective businesses as now conducted (collectively, the “Company Intellectual Property Rights”) without any conflict with, or infringement of, the rights of others, except where the failure to own or possess such Company Intellectual Property Rights, individually or in the aggregate, would not have a Material Adverse Effect. Neither the Company nor its subsidiaries have received any written communications alleging that the Company or its subsidiaries have violated or, by conducting its business, would violate any of the patents, trademarks, service marks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity. To Company’s knowledge, all Company Intellectual Property Rights are enforceable and there is no existing infringement by any person of such Company Intellectual Property Rights.

(x)	Taxes.

(i)	The Company was not, for the immediately preceding taxable year, treated as, will not, for the current taxable year, be treated as, and does not anticipate that, for any subsequent taxable year, it will be treated as a “passive foreign investment company,” a “foreign investment company” or a “foreign personal holding company” for United States federal income tax purposes.

(ii)	The Company has filed all United States federal and state and all applicable local and foreign income tax returns which have been required to be filed, except in any case in which the failure to so file would not have a Material Adverse Effect.

(iii)	The Company has paid all United States federal, state and local and foreign taxes required to be paid and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing would otherwise be delinquent, except, in all cases, for any such tax, assessment, fine or penalty that is being contested in good faith and except in any case in which the failure to so pay would not result in a Material Adverse Effect.

(iv)	No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of Revere to any political subdivision or taxing authority in connection with the sale and delivery by the Company of the Placement Securities to or for the account of Revere or the sale and delivery by Revere of the Placement Securities to the purchasers thereof.

(y)	No Reliance. The Company has not relied upon Revere or legal counsel for Revere for any legal, tax or accounting advice in connection with the offering and sale of the Placement Securities.

(z)	Underwriter Agreements. Except for this Agreement the Company, is not a party to any agreement with an agent or underwriter for any other “at the market” or continuous equity transaction or negotiated or underwritten public offering.

(aa)	Disclosure Controls. The Company has designed and maintains a system of “internal control over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act). However, as described in Item 9A of the Company’s Form 10-K for the period ended December 31, 2013, the Company’s management has identified material weaknesses in the Company’s internal control over disclosure controls and procedures and financial reporting, which have not been fully remediated as of the date of this Agreement.

(bb)	Accounting Controls. Except as set forth in the second sentence of Section 6(aa) above, there is no (i) significant deficiency or material weakness in the design or operation of internal controls over financial reporting; or (ii) fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

10

(cc)	Certain Market Activities. The Company has not taken, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock.

(dd)	Broker/Dealer Relationships. Neither the Company nor its subsidiaries or any related entities (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or (ii) directly or indirectly through one or more intermediaries, controls or is a “person associated with a FINRA member” or “associated person of a FINRA member” (within the meaning of Article I of the Bylaws of the FINRA).

(ee)	Sarbanes-Oxley. The principal executive officer and principal financial officer of the Company have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”) with respect to all reports, schedules, forms, statements and other documents required to be filed by it with the Commission, and the statements contained in any such certification are complete and correct. The Company, and to its knowledge, all of the Company’s directors or officers, in their capacities as such, are in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act.

(ff)	Finder’s Fees. Neither the Company nor its subsidiaries have incurred any liability for any brokerage commission, finder’s fees or similar payments in connection with the transactions herein contemplated, except as may otherwise exist with respect to Revere pursuant to this Agreement.

(gg)	Labor Disputes. There is no existing or, to the knowledge of the Company, threatened labor disputes with the employees of the Company or its subsidiaries which would reasonably be expected to have a Material Adverse Effect.

(hh)	Revere Purchases. The Company acknowledges and agrees that Revere has informed the Company that Revere may, to the extent permitted under the Securities Act and the Exchange Act, purchase and sell the Securities for Revere’s own account and for the account of its clients at the same time as sales of Placement Securities occur pursuant to this Agreement.

(ii)	No Registration Rights. Except as may be described in the Prospectus, neither the Company nor its subsidiaries are parties to any agreement that provides any person with the right to require the Company or its subsidiaries to register any securities for sale under the Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Placement Securities.

(jj)	Prospectus Disclosure. Subject to filing any required supplements or amendments, the statements set forth in the Prospectus under the caption “Description of Capital Stock” insofar as they purport to constitute a summary of the terms of the Securities, and under the caption “Plan of Distribution,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete.

(kk)	OFAC. To the knowledge of the Company, none of the Company, its subsidiaries or any director, officer, agent, employee or affiliate of the Company or its subsidiaries is currently the target of any proceeding, investigation, suit or other action arising out of any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Placement Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

11

(ll)	Operations. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions to which the Company and its subsidiaries are subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Law”), except as would not reasonably be expected to result in a Material Adverse Effect; and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(mm)	Off-Balance Sheet Arrangements. There are no transactions, arrangements and other relationships between and/or among the Company, and/or, to the knowledge of the Company, any of its affiliates and any unconsolidated entity, including, but not limited to, any structural finance, special purpose or limited purpose entity (each, an “Off Balance Sheet Transaction”) that could reasonably be expected to affect materially the Company’s liquidity or the availability of or requirements for its capital resources, including those Off Balance Sheet Transactions described in the Commission’s Statement about Management’s Discussion and Analysis of Financial Conditions and Results of Operations (Release Nos. 33-8056; 34-45321; FR-61), required to be described in the Prospectus which have not been described as required.

(nn)	ERISA. Each material employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its subsidiaries has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred which would result in a material liability to the Company with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

(oo)	No Misstatement or Omission in an Issuer Free Writing Prospectus. Each issuer free writing prospectus, as defined in Rule 405 under the Securities Act (an “Issuer Free Writing Prospectus”), as of the Applicable Time did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty with respect to any statement contained in any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by and through Revere for use therein.

(pp)	Conformity of Issuer Free Writing Prospectus. Each Issuer Free Writing Prospectus conformed or will conform in all material respects with the requirements of the Securities Act on the date of first use, and the Company has complied or will comply with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Securities Act. Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Placement Securities, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein that has not been superseded or modified. The Company has not made any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus without the prior written consent of Revere. The Company has retained in accordance with the Securities Act all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Securities Act.

12

7.            Covenants of the Company. The Company covenants and agrees with Revere that:

(a)	Registration Statement Amendments. After the date of this Agreement and during the period in which a prospectus relating to the Placement Securities is required to be delivered by Revere under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 or Rule 173(a) under the Securities Act), (i) the Company will notify Revere promptly of the time when any subsequent amendment to the Registration Statement has been filed with the Commission and has become effective (each, a “Registration Statement Amendment Date”) or any subsequent supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information; (ii) the Company will file promptly all other material required to be filed by it with the Commission pursuant to Rule 433(d) under the Act; (iii) it will prepare and file with the Commission, promptly upon Revere’s request, any amendments or supplements to the Registration Statement or Prospectus that, in Revere’s reasonable opinion, may be necessary or advisable in connection with the distribution of the Placement Securities by Revere (provided, however that the failure of Revere to make such request shall not relieve the Company of any obligation or liability hereunder, or affect Revere’s right to rely on the representations and warranties made by the Company in this Agreement); (iv) the Company will submit to Revere a copy of any amendment or supplement to the Registration Statement or Prospectus a reasonable period of time before the filing thereof and will afford Revere and Revere’s counsel a reasonable opportunity to comment on any such proposed filing prior to such proposed filing; and (v) it will furnish to Revere at the time of filing thereof a copy of any document that upon filing is deemed to be incorporated by reference in the Registration Statement or Prospectus; and the Company will cause each amendment or supplement to the Prospectus to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424 (b) of the Rules and Regulations or, in the case of any document to be incorporated therein by reference, to be filed with the Commission as required pursuant to the Exchange Act, within the time period prescribed.

(b)	Notice of Commission Stop Orders. The Company will advise Revere, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or other prospectus in respect of the Shares, of any notice of objection of the Commission to the use of the form of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the form of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of the Prospectus in respect of the Shares or suspending any such qualification, to promptly use its commercially reasonable efforts to obtain the withdrawal of such order; and in the event of any such issuance of a notice of objection, promptly to take such reasonable steps as may be necessary to permit offers and sales of the Placement Securities by Revere, which may include, without limitation, amending the Registration Statement or filing a new registration statement, at the Company’s expense (references herein to the Registration Statement shall include any such amendment or new registration statement).

13

(c)	Delivery of Prospectus; Subsequent Changes. Within the time during which a prospectus relating to the Shares is required to be delivered by Revere under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 or Rule 173(a) under the Securities Act), the Company will comply with all requirements imposed upon it by the Securities Act and by the Rules and Regulations, as from time to time in force, and will file on or before their respective due dates all reports required to be filed by it with the Commission pursuant to Sections 13(a), 13(c), 15(d), if applicable, or any other provision of or under the Exchange Act. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Securities Act, the Company will immediately notify Revere to suspend the offering of Shares during such period and the Company will promptly amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

(d)	NASDAQ Filings. In connection with the offering and sale of the Placement Securities, the Company will file with The NASDAQ Capital Market all documents and notices, and make all certifications, required by The NASDAQ Capital Market of companies that have securities that are listed on The NASDAQ Capital Market.

(e)	Listing of Placement Shares. The Company will use commercially reasonable efforts to cause the Placement Shares to be listed on the Principal Trading Market and to qualify the Placement Shares for sale under the securities laws of such jurisdictions as Revere designates and to continue such qualifications in effect so long as required for the distribution of the Placement Shares; provided that the Company shall not be required in connection therewith to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

(f)	Delivery of Registration Statement and Prospectus. The Company will furnish to Revere and its counsel (at the expense of the Company) copies of the Registration Statement, the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the Registration Statement or Prospectus that are filed with the Commission during the period in which a prospectus relating to the Securities is required to be delivered under the Securities Act (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case as soon as reasonably practicable and in such quantities as Revere may from time to time reasonably request and, at Revere’s request, will also furnish copies of the Prospectus to each exchange or market on which sales of Placement Securities may be made.

(g)	Company Information. The Company will furnish to Revere for a period of one (1) year from the date of this Agreement such information as is reasonably requested by Revere regarding the Company or its subsidiaries. The parties hereto agree that all information so supplied will be information in the public domain through filings with the SEC or other regulators or governmental agencies or in press releases.

(h)	Earnings Statement. The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement covering a 12-month period that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations.

(i)	Expenses.

(i)	The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay all expenses incident to the performance of its obligations hereunder, including but not limited to (i) the preparation, printing and filing of the Registration Statement and each amendment and supplement thereto, of each Prospectus and of each amendment and supplement thereto and each Issuer Free Writing Prospectus (as defined in Section 8 of this Agreement), (ii) the preparation, issuance and delivery of the Placement Securities, (iii) all fees and disbursements of the Company’s counsel, accountants and other advisors, (iv) the qualification of the Placement Securities under securities laws in accordance with the provisions of Section 7(e) of this Agreement, including filing fees in connection therewith, (v) the printing and delivery to Revere of copies of the Prospectus and any amendments or supplements thereto, and of this Agreement and (vi) the fees and expenses incurred in connection with the listing or qualification of the Placement Securities for trading on the Exchange.

14

(ii)	In addition to the placement fee that may be payable to Revere pursuant to Section 2(b) hereunder the Company shall reimburse Revere for all of its necessary and reasonable incurred and documented expenses, up to a maximum reimbursement of $30,000 arising out of this Agreement (including travel and related expenses, the costs of document preparation, production and distribution not paid by the Company, third party research and database services and the reasonable fees and disbursements of counsel to Revere) within ten (10) days of the presentation by Revere to the Company of a reasonably detailed statement therefor. In no event shall Revere be entitled to reimbursement of expenses hereunder to the extent it would cause Revere to receive total compensation in excess of eight percent (8%) of the total proceeds for the sale of Placement Securities hereunder.

(j)	Use of Proceeds. The Company will use the Net Proceeds as described in the Prospectus.

(k)	Other Sales. Without the prior written consent of Revere (which consent shall not be unreasonably withheld), the Company will not (A) directly or indirectly, offer to sell, sell, announce the intention to sell, contract to sell, pledge, lend, grant or sell any option, right or warrant to sell or any contract to purchase, purchase any contract or option to sell or otherwise transfer or dispose of any shares of Common Stock (other than the Securities offered pursuant to the provisions of this Agreement) or securities convertible into or exchangeable for Common Stock, warrants or any rights to purchase or acquire, Common Stock or file any registration statement under the Act with respect to any of the foregoing (other than a registration statement on Form S-8), or (B) enter into any swap or other agreement or any transaction that transfers in whole or in part, directly or indirectly, any of the economic consequence of ownership of the Common Stock, or any securities convertible into or exchangeable or exercisable for or repayable with Common Stock, whether any such swap or transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, during the period beginning on the fifth (5th) Business Day immediately prior to the date on which any Placement Notice is delivered by the Company hereunder and ending on the fifth (5th) Business Day immediately following the final Settlement Date with respect to Placement Securities sold pursuant to such Placement Notice; and without the prior written consent of Revere (which consent shall not be unreasonably withheld), the Company will not directly or indirectly in any other “at the market” or continuous equity transaction offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any shares of Common Stock (other than the Placement Securities offered pursuant to the provisions of this Agreement) or securities convertible into or exchangeable for Common Stock, warrants or any rights to purchase or acquire, Common Stock prior to the later of the termination of this Agreement and the thirtieth (30th) day immediately following the final Settlement Date with respect to Placement Securities sold pursuant to such Placement Notice; provided, however, that such restrictions will not be applicable to the Company’s issuance or sale of (i) Common Stock, options to purchase shares of Common Stock or Common Stock issuable upon the exercise of options, pursuant to any employee or director (x) stock option or benefits plan, (y) stock ownership plan or (z) dividend reinvestment plan (but not shares subject to a waiver to exceed plan limits in its dividend reinvestment plan) of the Company whether now in effect or hereafter implemented, and (ii) Common Stock issuable upon conversion of securities or the exercise of warrants, options or other rights in effect or outstanding on the date hereof.

(l)	Change of Circumstances . The Company will, at any time during the term of this Agreement, as supplemented from time to time, advise Revere immediately after it shall have received notice or obtained knowledge thereof, of any information or fact that would alter or affect any opinion, certificate, letter or other document provided to Revere pursuant to this Agreement.

15

(m)	Due Diligence Cooperation . The Company will cooperate with any due diligence review conducted by Revere or its agents, including, without limitation, providing information and making available documents and senior corporate officers, as Revere may reasonably request; provided, however, that the Company shall be required to make available senior corporate officers only (i) by telephone or at the Company’s principal offices and (ii) during the Company’s ordinary business hours.

(n)	Affirmation of Representations, Warranties, Covenants and Other Agreements. In connection with commencement of the offering of the Placement Securities under this Agreement (and upon the recommencement of the offering of the Placement Securities under this Agreement following any termination of a suspension of sales hereunder), the Company shall deliver an officer certificate in the form attached hereto as Exhibit A affirm such representations, warranties and agreement contained in this Agreement as set forth in such officer certificate.

(o)	Required Filings Relating to Placement of Placement Securities. In each Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed by the Company in respect of any quarter in which sales of Placement Securities were made by Revere under this Agreement (each date on which any such document is filed, and any date on which an amendment to any such document is filed, a “Company Periodic Report Date”), the Company shall set forth with regard to such quarter the number of Securities sold through Revere under this Agreement, the Net Proceeds received by the Company and the compensation paid by the Company to Revere with respect to sales of Placement Securities pursuant to this Agreement.

(p)	Representation Dates; Certificate. During the term of this Agreement, on the date of each Placement Notice given hereunder, promptly upon each request of Revere, and each time the Company (i) files the Prospectus relating to the Placement Securities or amends or supplements the Registration Statement or the Prospectus relating to the Placement Securities by means of a post-effective amendment, sticker, or supplement but not by means of incorporation of document(s) by reference to the Registration Statement or the Prospectus relating to the Placement Securities; (ii) files an annual report on Form 10-K under the Exchange Act; (iii) files its quarterly reports on Form 10-Q under the Exchange Act; (iv) files a report on Form 8-K containing amended financial information (other than an earnings release, to “furnish” information pursuant to Items 2.02 or 7.01 of Form 8-K or to provide disclosure pursuant to Item 8.01 of Form 8-K relating to the reclassifications of certain properties as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144) under the Exchange Act or (v) files a Form 8-K under the Exchange Act for any other purpose (other than to “furnish” information pursuant to Items 2.02 or 7.01 of revised Form 8-K) (each date of filing of one or more of the documents referred to in clauses (i) through (v) shall be a “Representation Date”); the Company shall furnish Revere (but in the case of clause (v) above only if Revere reasonably determines that the information contained in such Form 8-K is material) with a certificate, in the form attached hereto as Exhibit A. The requirement to provide a certificate under this Section 7(p) shall be waived for any Representation Date occurring at a time at which no Placement Notice is pending, which waiver shall continue until the earlier to occur of the date the Company delivers a Placement Notice hereunder (which for such calendar quarter shall be considered a Representation Date) and the next occurring Representation Date; provided, however, that such waiver shall not apply for any Representation Date on which the Company files its annual report on Form 10-K. Notwithstanding the foregoing, if the Company subsequently decides to sell Placement Securities following a Representation Date when the Company relied on such waiver and did not provide Revere with a certificate under this Section 7(p), then before the Company delivers the Placement Notice or Revere sells any Placement Securities, the Company shall provide Revere with a certificate, in the form attached hereto as Exhibit A, dated the date of the Placement Notice.

16

(q)	Legal Opinions. Upon commencement of the offering of Placement Securities under this Agreement, and promptly after each (i) Registration Statement Amendment Date, and (ii) Company Periodic Report Date, the Company will furnish or cause to be furnished to Revere with a copy to its counsel, the written opinion of Snell & Wilmer L.L.P., counsel for the Company, dated the date of such commencement or recommencement or the date of effectiveness of such amendment or the date of filing with the Commission of such document amendment, as the case may be, in a form and substance reasonably satisfactory to Revere, or, in lieu of such opinion and letter, counsel last furnishing such letter to Revere shall furnish Revere with a letter substantially to the effect that Revere may rely on such last opinion and letter to the same extent as though each were dated the date of such letter authorizing reliance (except that statements in such last letter shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance). Such opinion and negative assurance letter, to the extent applicable, shall be rendered to Revere at the request of the Company and shall state so therein.

(r)	Comfort Letters. Upon execution of this Agreement, upon commencement of the offering of Placement Securities under this Agreement (and upon the recommencement of the offering of the Securities under this Agreement following any termination of a suspension of sales hereunder), and promptly after each (i) Registration Statement Amendment Date, (ii) Company Periodic Report Date, and (iii) each request by Revere, the Company shall cause its independent accountants reasonably satisfactory to Revere, to furnish Revere letters dated the date of this Agreement or the date of such commencement or recommencement or the date of effectiveness of such amendment or the date of filing of such supplement or other document with the Commission, as the case may be (the “Comfort Letters”), in form and substance satisfactory to Revere, (i) confirming that they are registered independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters included in or incorporated by reference in the Registration Statement as ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings (the first such letter, the “Initial Comfort Letter”) and (iii) updating the Initial Comfort Letter with any information which would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter..

(s)	Market Activities. The Company will not, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) sell, bid for, or purchase the Securities, or pay anyone any compensation for soliciting purchases of the Securities other than Revere.

(t)	Insurance. The Company shall maintain, or cause to be maintained, insurance in such amounts and covering such risks as is reasonable and customary for companies engaged in similar businesses in similar industries.

(u)	Compliance with Laws. The Company and its subsidiaries shall comply with all federal, state and local or foreign law, rule, regulation, ordinance, order or decree, except where failure to so comply could not reasonably be expected to have a Material Adverse Effect. Furthermore, the Company and its Subsidiary shall maintain, or cause to be maintained, all material environmental permits, licenses and other authorizations required by federal, state and local law in order to conduct their businesses as described in the Prospectus, and the Company and its subsidiaries shall conduct their businesses, or cause their businesses to be conducted, in substantial compliance with such permits, licenses and authorizations and with applicable environmental laws, except where the failure to maintain or be in compliance with such permits, licenses and authorizations could not reasonably be expected to have a Material Adverse Effect.

17

(v)	Investment Company Act. The Company will conduct its affairs in such a manner so as to reasonably ensure that neither it nor its subsidiaries will be or become, at any time prior to the termination of this Agreement, an “investment company,” as such term is defined in the Investment Company Act, assuming no change in the Commission’s current interpretation as to entities that are not considered an investment company.

(w)	Securities Act and Exchange Act. The Company will use commercially reasonable efforts to comply with all requirements imposed upon it by the Securities Act and the Exchange Act as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Securities as contemplated by the provisions hereof and the Prospectus.

(x)	No Offer to Sell. Other than a free writing prospectus (as defined in Rule 405 under the Act) approved in advance by the Company and Revere in its capacity as principal or agent hereunder, neither Revere nor the Company (including its agents and representatives, other than Revere in its capacity as such) will make, use, prepare, authorize, approve or refer to any written communication (as defined in Rule 405 under the Act), required to be filed by it with the Commission, that constitutes an offer to sell or solicitation of an offer to buy Common Stock hereunder.

(y)	Sarbanes-Oxley Act. The Company will use their commercially reasonable efforts to comply with all effective applicable provisions of the Sarbanes-Oxley Act.

(z)	Consent to Revere Trading. The Company consents to Revere trading in the shares of Common Stock of the Company for Revere’s own account and for the account of its clients at the same time as sales of Placement Securities occur pursuant to this Agreement.

(aa)	Rescission Offers. If, to the knowledge of the Company, all filings required by Rule 424 in connection with this offering shall not have been made or the representation in Section 6 shall not be true and correct on the applicable Settlement Date, the Company will offer to any person who has agreed to purchase Placement Securities from the Company as the result of an offer to purchase solicited by Revere the right to refuse to purchase and pay for such Placement Securities.

(bb)	Actively Traded Security. The Company shall notify Revere at any time the Common Stock becomes an “actively traded security” exempted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule. Furthermore, the Company shall notify Revere immediately if the Common stock, having once qualified for such exemption, ceases to so qualify.

8.	Additional Representations and Covenants of the Company.

(a)	Issuer Free Writing Prospectuses.

(i)	The Company represents that it has not made, and covenants that, unless it obtains the prior written consent of Revere, it will not make any offer relating to the Securities that would constitute a “free writing prospectus” (as defined in Rule 405 of the Securities Act) (an “Issuer Free Writing Prospectus”) required to be filed by it with the Commission or retained by the Company under Rule 433 of the Securities Act; except as set forth in a Placement Notice, no use of any Issuer Free Writing Prospectus has been consented to by Revere. The Company agrees that it will comply with the requirements of Rules 164 and 433 of the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending.

18

(ii)	The Company agrees that no Issuer Free Writing Prospectus, if any, will include any information that conflicts with the information contained in the Registration Statement, including any document incorporated by reference therein that has not been superseded or modified, or the Prospectus. In addition, no Issuer Free Writing Prospectus, if any, will include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided however, the foregoing shall not apply to any statements or omissions in any Issuer Free Writing Prospectus made in reliance on information furnished in writing to the Company by Revere expressly stating that such information is intended for use therein.

(iii)	The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, including any document incorporated by reference therein that has not been superseded or modified, or the Prospectus or would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company will give prompt notice thereof to Revere and, if requested by Revere, will prepare and furnish without charge to Revere an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, the foregoing shall not apply to any statements or omissions in any Issuer Free Writing Prospectus made in reliance on information furnished in writing to the Company by Revere expressly stating that such information is intended for use therein.

(b)	Non-Issuer Free Writing Prospectus. The Company consents to the use by Revere of a free writing prospectus that (a) is not an “Issuer Free Writing Prospectus” as defined in Rule 433 under the Securities Act, and (b) contains only information describing the preliminary terms of the Securities or their offering, or information permitted under Rule 134 under the Securities Act; provided that Revere covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of Revere that otherwise would not be required to be filed by the Company thereunder, but for the action of Revere.

(c)	Distribution of Offering Materials. The Company has not distributed and will not distribute, during the term of this Agreement, any offering materials in connection with the offering and sale of the Placement Securities other than the Registration Statement, Prospectus or any Issuer Free Writing Prospectus reviewed and consented to by Revere and included in a Placement Notice (as described in clause (a)(i) above).

9.            Conditions to Revere’s Obligations. The obligations of Revere hereunder with respect to a Placement will be subject to the continuing accuracy and completeness of the representations and warranties made by the Company herein and in the applicable Placement Notices, to the due performance by the Company of its obligations hereunder, to the completion by Revere of a due diligence review satisfactory to Revere in its reasonable judgment, and to the continuing satisfaction (or waiver by Revere in its sole discretion) of the following additional conditions:

(a)	Registration Statement Effective. The Registration Statement shall have become effective and shall be available for the sale of (i) all Placement Securities issued pursuant to all prior Placements and not yet sold by Revere and (ii) all Placement Securities contemplated to be issued by the Placement Notice relating to such Placement.

19

(b)	No Material Notices. None of the following events shall have occurred and be continuing: (i) receipt by the Company of any request for additional information from the Commission or any other federal or state or foreign or other governmental, administrative or self-regulatory authority during the period of effectiveness of the Registration Statement, the response to which might reasonably require any amendments or supplements to the Registration Statement or the Prospectus; (ii) the issuance by the Commission or any other federal or state or foreign or other governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the occurrence of any event that makes any statement made in the Registration Statement or the Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company’s reasonable determination that a post-effective amendment to the Registration Statement would be appropriate.

(c)	No Misstatement or Material Omission. Revere shall not have advised the Company that the Registration Statement or Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in Revere’s opinion is material, or omits to state a fact that in Revere’s opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(d)	Material Changes. Except as contemplated and appropriately disclosed in the Prospectus, or disclosed in the Company’s reports filed with the Commission, in each case at the time the applicable Placement Notice is delivered, there shall not have been any material change, on a consolidated basis, in the authorized capital stock of the Company, or any Material Adverse Effect, or any development that may reasonably be expected to cause a Material Adverse Effect, or a downgrading in or withdrawal of the rating assigned to any of the Company’s securities by any rating organization or a public announcement by any rating organization that it has under surveillance or review its rating of any of the Company’s securities, the effect of which, in the sole judgment of Revere (without relieving the Company of any obligation or liability it may otherwise have), is so material as to make it impracticable or inadvisable to proceed with the offering of the Placement Securities on the terms and in the manner contemplated in the Prospectus.

(e)	Certificate. Revere shall have received the certificate required to be delivered pursuant to Section 7(p) on or before the date on which delivery of such certificate is required pursuant to Section 7(p).

(f)	Legal Opinions. Revere shall have received the opinions of counsel to the Company required to be delivered pursuant Section 7(q) on or before the date on which such delivery of such opinions are required pursuant to Sections 7(q).

(g)	Comfort Letters. Revere shall have received the Comfort Letter required to be delivered pursuant Section 7(r) on or before the date on which such delivery of such letter is required pursuant to Section 7(r).

(h)	Approval for Listing; No Suspension. The Placement Shares shall have either been (i) approved for listing, subject to notice of issuance, on the Principal Trading Market, or (ii) the Company shall have filed an application for listing of the Placement Shares on the Principal Trading Market at or prior to the issuance of the Placement Notice. Trading in the Common Stock shall not have been suspended on such market.

(i)	Other Materials. On each date on which the Company is required to deliver a certificate pursuant to Section 7(p), the Company shall have furnished to Revere such appropriate further information, certificates, opinions and documents as Revere may reasonably request. All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof. The Company will furnish Revere with such conformed copies of such opinions, certificates, letters and other documents as Revere shall reasonably request.

20

(j)	Securities Act Filings Made. All filings with the Commission required by Rule 424 under the Securities Act to have been filed prior to the issuance of any Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing by Rule 424.

(k)	No Termination Event. There shall not have occurred any event that would permit Revere to terminate this Agreement pursuant to Section 12(a).

10.	Indemnification and Contribution.

(a)	Company Indemnification. The Company will indemnify and hold harmless Revere and each person, if any, who controls Revere against any losses, claims, damages or liabilities, joint or several, to which Revere or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, the Disclosure Package, or any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any amendment or supplement to the Registration Statement, the Prospectus or the Disclosure Package, or in any application or other document executed by or on behalf of the Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Placement Shares under the securities laws thereof or filed with the Commission, or arise out of or are based upon the omission or alleged omission to state in the Registration Statement, the Prospectus, the Disclosure Package, or any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any amendment or supplement to the Registration Statement, the Prospectus, or the Disclosure Package or in any application or other document executed by or on behalf of the Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Placement Shares under the securities laws thereof or filed with the Commission a material fact required to be stated in it or necessary to make the statements in it not misleading, and will reimburse Revere for any reasonable legal expenses of counsel for Revere and for other expenses reasonably incurred by Revere in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or the Disclosure Package, or any such amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by and through Revere expressly for use therein.

(b)	Revere Indemnification. Revere will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendments thereto), the Prospectus (or any amendment or supplement thereto), the Disclosure Package or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact, in the case of the Registration Statement or any amendment thereto, required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Prospectus or any supplement thereto, the Disclosure Package or the Issuer Free Writing Prospectus, necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement (or any amendments thereto), the Prospectus (or any amendment or supplement thereto), the Disclosure Package, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by and through Revere expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

21

(c)	Procedure. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the failure to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise. (The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable to the expenses of more than one separate counsel in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. No indemnifying party shall be liable for any settlement of any action or claim affected without its written consent, which consent shall not be unreasonably withheld.

(d)	Contribution. If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and Revere on the other from the offering of the Placement Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and Revere on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and Revere on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, bear to the total underwriting discounts, commissions and other fees received by Revere. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or Revere on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and Revere agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), Revere shall not be required to contribute any amount in excess of the amount by which the total price at which the Placement Shares distributed to the public by it were offered to the public exceeds the amount of any damages which Revere has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation..

22

(e)	Obligations. The obligations of the Company under this Section 10 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls Revere within the meaning of the Securities Act; and the obligations of Revere under this Section 10 shall be in addition to any liability which Revere may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.

11.           Representations and Agreements to Survive Delivery . All representations and warranties of the Company herein or in certificates delivered pursuant hereto shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of Revere, any controlling persons, or the Company (or any of their respective officers, directors or controlling persons), (ii) delivery and acceptance of the Placement Shares and payment therefore or (iii) any termination of this Agreement.

12.           Termination.

(a)	Revere shall have the right to terminate this Agreement at any time by giving notice as hereinafter specified if (i) any Material Adverse Effect has occurred, or any development that is reasonably expected to cause a Material Adverse Effect has occurred or any other event has occurred which, in the sole judgment of Revere, may materially impair Revere’s ability to proceed with the offering to sell the Shares, (ii) the Company shall have failed, refused or been unable, at or prior to any Settlement Date, to perform any agreement on its part to be performed hereunder, (iii) any other condition of Revere’s obligations hereunder is not fulfilled, or (iv) any suspension or limitation of trading in the shares of Common Stock of the Company on the Principal Trading Market shall have occurred. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(j) (Expenses), Section 10 (Indemnification), Section 11 (Survival of Representations), Section 12(f) (Termination), Section 17 (Applicable Law; Consent to Jurisdiction) and Section 18 (Waiver of Jury Trial) hereof shall remain in full force and effect notwithstanding such termination. If Revere elects to terminate this Agreement as provided in this Section 12(a), Revere shall provide the required notice as specified in Section 13 (Notices).

(b)	The Company shall have the right to terminate this Agreement in its sole discretion at any time by giving seven (7) days’ notice as hereinafter specified. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(j), Section 10, Section 11, Section 12(f), Section 17 and Section 18 hereof shall remain in full force and effect notwithstanding such termination.

23

(c)	In addition to, and without limiting Revere’s rights under Section 12(a), Revere shall have the right to terminate this Agreement in its sole discretion at any time after the date of this Agreement by giving ten (10) days’ notice as hereinafter specified. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7(j), Section 10, Section 11, Section 12(f), Section 17 and Section 18 hereof shall remain in full force and effect notwithstanding such termination.

(d)	This Agreement shall remain in full force and effect unless terminated pursuant to Sections 12(a), 12(b) or 12(c) above or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement shall in all cases be deemed to provide that Section 7(j), Section 10, Section 11, Section 12(f), Section 17 and Section 18 shall remain in full force and effect.

(e)	Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by Revere or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Placement Securities, such Placement Securities shall settle in accordance with the provisions of this Agreement.

(f)	In the event that the Company terminates this Agreement, as permitted under Section 12(b), the Company shall be under no continuing obligation, either pursuant to this Agreement or pursuant to any other agreement, document or understanding, to utilize the services of Revere in connection with any sale of securities of the Company or to pay any compensation to Revere other than compensation with respect to sales of Placement Securities sold on or before the termination date and the Company shall be free to engage other placement agents and underwriters from and after the termination date with no continuing obligation to Revere. For avoidance of doubt, the Company shall not have any obligation, either pursuant to this Agreement or otherwise, to utilize the services of Revere in connection with any issuance, offering or sale of securities of the Company to any Carve-Out Investors or to pay any compensation or any other remuneration to Revere with respect to any issuance, offering or sale of securities of the Company to any Carve-Out Investors.

13.           Notices. All notices or other communications required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing and if sent to Revere, shall be delivered to:

Revere Securities, LLC

12 East 52nd Street, 5th Floor

New York, NY 10022

Attention: Craig Petrassi

or if sent to the Company, shall be delivered to:

Net Element, Inc.

3363 NE 163rd Street, Suite 705

North Miami Beach, Florida 33160

Attention: Chief Legal Officer

Email: swolberg@netelement.com

Each party to this Agreement may change such address for notices by sending to the other party to this Agreement written notice of a new address for such purpose. Each such notice or other communication shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 4:30 p.m., eastern time, on a Business Day or, if such day is not a Business Day, on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to a nationally-recognized overnight courier, (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), and (iv) if sent by email, on the Business Day on which receipt is confirmed by the individual to whom the notice is sent, other than via auto-reply. For purposes of this Agreement, “Business Day” shall mean any day on which the Principal Trading Market and commercial banks in the city of New York are open for business.

24

14.          Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Company and Revere and their respective successors and the affiliates, controlling persons, officers and directors referred to in Section 10 hereof. References to any of either of the parties contained in this Agreement shall be deemed to include the successors and permitted assigns of such party. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party, provided, however, that Revere may assign its rights and obligations hereunder to an affiliate of Revere without obtaining the Company’s consent.

15.          Adjustments for Stock Splits. The parties acknowledge and agree that all share related numbers contained in this Agreement shall be adjusted to take into account any stock split, stock dividend or similar event effected with respect to the Shares.

16.          Entire Agreement; Amendment; Severability. This Agreement (including all schedules and exhibits attached hereto and placement notices issued pursuant hereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and Revere. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

17.          Applicable Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law

25

18.          Waiver of Jury Trial. The Company and Revere hereby irrevocably waive any right either may have to a trial by jury in respect of any claim based upon or arising out of this agreement or any transaction contemplated hereby.

19.          Absence of Fiduciary Duties. The parties acknowledge that they are sophisticated in business and financial matters and that each of them is solely responsible for making its own independent investigation and analysis of the transactions contemplated by this Agreement. They further acknowledge that Revere has not been engaged by the Company to provide, and has not provided, financial advisory services in connection with the terms of the offering and sale of the Shares nor has Revere assumed at any time a fiduciary relationship to the Company in connection with such offering and sale. The parties also acknowledge that the provisions of this Agreement fairly allocate the risks of the transactions contemplated hereby among them in light of their respective knowledge of the Company and their respective abilities to investigate its affairs and business in order to assure that full and adequate disclosure has been made in the Registration Statement and the Prospectus (and any amendments and supplements thereto). The Company hereby waives, to the fullest extent permitted by law, any claims it may have against Revere for breach of fiduciary duty or alleged breach of fiduciary duty and agrees Revere shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of Company.

20.          Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile or email transmission.

If the foregoing accurately reflects your understanding and agreement with respect to the matters described herein please indicate your agreement by countersigning this Agreement in the space provided below.

Very truly yours,

REVERE SECURITIES, LLC

By:	/s/ Craig Petrassi
Name: Craig Petrassi
Title: Chief Operating Officer

ACCEPTED as of the date first-above written:

NET ELEMENT, INC.

By:	/s/ Oleg Firer
Name: Oleg Firer
Title: Chief Executive Officer

[Signature page to Equity Distribution Agreement]

26

SCHEDULE 1

Form of Placement Notice

From:	Net Element Inc.

To:	Revere Securities LLC
Attention:	Craig Petrassi

Subject:	At the Market Issuance – Placement Notice

Ladies and Gentlemen:

Pursuant to the terms subject to the conditions contained in the Equity Distribution Agreement between Net Element Inc., a Delaware corporation (the “ Company”), and Revere Securities LLC, a Delaware limited liability company (“Revere”), dated January [__], 2015, the Company has requested that Revere sell up to [          ] shares of the Company’s common stock, par value $0.0001 per share (“common stock”), at a minimum market price of $ per share, during the time period beginning [month, day, time] and ending [month, day, time] (the “Expiration Time”).

By:

Name:

Title:

Date:

27

SCHEDULE 2

The Authorized Representatives of the Company are as follows:

Name and Office / Title	E-mail Address	Telephone Numbers	Fax Number

Oleg Firer, Chief Executive Officer	ofirer@unifiedpayments.com	Office: (786) 923-0523	(786) 272-0696

Jonathan New, Chief Financial Officer	jn@netelement.com	Office: (305) 588-0122	(786) 272-0696

Steven Wolberg, Chief Legal Officer	swolberg@netelement.com	Office: (786) 923-0515	(786) 272-0696

The Authorized Representatives of Revere are as follows:

Name and Office / Title	E-mail Address	Telephone Numbers	Fax Number

Craig Petrassi, COO	cpetrassi@reveresecurities.com	Office: 212-688-2036	212-688-2454

William Moreno, CEO	bmoreno@reveresecurities.com	Office: 212-688-2156	212-688-2454

28

EXHIBIT A

OFFICER’S CERTIFICATE

I, [name of executive officer] , the [title of executive officer] of Net Element Inc., a Delaware corporation (“Company ”), do hereby certify in such capacity and on behalf of the Company pursuant to Section 7(n) of the Equity Distribution Agreement dated January [__], 2015 (the “ Distribution Agreement ”) between the Company and Revere Securities, LLC, to my actual knowledge that:

(i) The representations and warranties of the Company in Section 6 of the Distribution Agreement (A) to the extent such representations and warranties are subject to qualifications and exceptions contained therein relating to materiality or Material Adverse Effect, are true and correct on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date, and (B) to the extent such representations and warranties are not subject to any qualifications or exceptions, are true and correct in all material respects as of the date hereof as if made on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date; and

(ii) The Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to the Distribution Agreement at or prior to the date hereof.

Date:	By:
Name:
Title:

29